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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        ---------------------------------
                                    FORM 8-K
                        ---------------------------------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 15, 2005

                         Commission File Number 0-28685

                         VERTICAL COMPUTER SYSTEMS, INC.
                           (Exact name of registrant)

        Delaware                                       65-0393635
        --------                                       ----------
(State of incorporation)                  (I.R.S. Employer Identification No.)

              201 Main Street, Suite 1175, Fort Worth, Texas 76102 (Address of principal executive offices and zip code)

                                 (817) 348-8717
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

      On April 15, 2005, the Securities and Exchange Commission ("SEC") dismissed without prejudice the previously disclosed administrative proceeding In the Matter of Asset Equity Group, Inc., et al., Admin. Proc. File No. 3-11761 ("Administrative Proceeding"), as to Vertical Computer Systems, Inc. ("the Company"). Consequently, the Administrative Proceeding has concluded with respect to the Company. The SEC's dismissal was entered by its Order Dismissing Proceedings Without Prejudice as to Vertical Computer Systems, Inc. The SEC Order provided that it was entered pursuant to the previously entered and disclosed Order Accepting Settlement and Staying Proceedings to Implement Settlement, dated April 1, 2005, and for good cause shown. The Administrative Proceeding, as it related to the Company, concerned the delinquency of filing of certain of the Company's periodic reports under the Securities Exchange Act of 1934 ("Exchange Act"). Since commencement of the Administrative Proceeding in December 2004, the Company has filed each of the reports that were the subject of the Proceeding.

      The Order Dismissing Proceedings without Prejudice is furnished with this Form 8-K as Exhibit 99.1 and the description above is qualified in its entirety by reference to such exhibit.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

Exhibit    Description

99.1 Order Dismissing Proceedings without Prejudice as to Vertical Computer Systems, Inc.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VERTICAL COMPUTER SYSTEMS, INC.


Dated:  April 18, 2005                  By: /s/ Richard Wade
                                           -------------------------------------
                                           Richard Wade, President and
                                           Chief Executive Officer